Exhibit 99.2
Celanese Resegmentation

Reconciliation and Use of Non-GAAP Measures to U.S. GAAP and Unaudited Results

Celanese historical reporting segments



Building Block
Differentiated Intermediates
Specialty Products
Formaldehyde
Engineered Plastics
Raw Materials
Anhydride and esters
Acetate
Nutrinova
Acetic Acid
VAM
Emulsions/PVOH

Previous Segments

- Chemical Products
- Technical Polymers Ticona
- Acetate Products
- Performance Products

3

Acetyl Intermediates Formaldehyde VAM Acetic Acid Differentiated Intermediates Specialty Products Building Block Celanese resegmentation: Realigning the businesses to accelerate growth Raw Materials Advanced Engineered Materials (AEM) Industrial Specialties (IS) Anhydride and esters Consumer Specialties (CS) Engineered Plastics Emulsions/PVOH Nutrinova Acetate AT Plastics

New Celanese reporting segment highlights Advanced Engineered Materials Represents previously reported 'Technical Polymers Ticona' segment Consumer Specialties Combines previously reported 'Acetate Products' and 'Performance Products' segments Transfer Price adjustment consistent with Industrial Specialties (market-based) Industrial Specialties Combines Emulsions/PVOH and AT Plastics businesses which were previously reported in Chemical Products and Other segments, respectively Transfer Price adjustment consistent with Consumer Specialties (market-based) Acetyl Intermediates Represents previously reported Chemical Products segment excluding the Emulsions and PVOH businesses Transfer Price adjustment to Consumer and Industrial Specialties (market-based) Other Primarily represents Corporate activities and the results from Captive Insurance companies

Previous Reporting Segments 2005 Sales Walkforward 2005 Sales1 Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Other Intersegment Eliminations Total Chemical Products 948 2,911 (324) 3,535 Technical Polymers Ticona 887 887 Acetate Products 659 659 Performance Products 180 180 Other 112 32 144 Intersegment Eliminations (136) (136) Total 887 839 1,060 2,911 32 (460) 5,269 New Reporting Segments 1Excludes Sales from the oxo alcohol and Edmonton methanol businesses which were discontinued in 2007.

2005 Operating EBITDA Walkforward 20051 Operating EBITDA Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Other Total Chemical Products 10 45 680 735 Technical Polymers Ticona 205 205 Acetate Products 86 86 Performance Products 64 64 Other 9 (122) (113) Total 205 160 54 680 (122) 977 1Excludes Operating EBITDA from the oxo alcohol business which was discontinued in 2007. New Reporting Segments Previous Reporting Segments

Previous Reporting Segments 2006 Sales Walkforward 2006 Sales1 Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Other Intersegment Eliminations Total Chemical Products 1,046 3,351 (533) 3,864 Technical Polymers Ticona 915 915 Acetate Products 700 700 Performance Products 176 176 Other 235 22 257 Intersegment Eliminations (134) (134) Total 915 876 1,281 3,351 22 (667) 5,778 New Reporting Segments 1Excludes Sales from the oxo alcohol and Edmonton methanol businesses which were discontinued in 2007.

2006 Operating EBITDA Walkforward 2006 Operating EBITDA1 Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Other Total Chemical Products 9 95 672 776 Technical Polymers Ticona 260 260 Acetate Products 151 151 Performance Products 68 68 Other 23 (134) (111) Total 260 228 118 672 (134) 1,144 1Excludes Operating EBITDA from the oxo alcohol business which was discontinued in 2007. Previous Reporting Segments New Reporting Segments

Previous Reporting Segments YTD 2007 Sales Walkforward YTD 2007 Sales1 Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Other Intersegment Eliminations Total Chemical Products 580 1,673 (249) 2,004 Technical Polymers Ticona 519 519 Acetate Products 458 458 Performance Products 92 92 Other 121 (4) 117 Intersegment Eliminations (79) (79) Total 519 550 701 1,673 (4) (328) 3,111 New Reporting Segments 1Excludes Sales from the oxo alcohol and Edmonton methanol businesses which were discontinued in 2007.

YTD 2007 Operating EBITDA Walkforward YTD 2007 Operating EBITDA1 Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Other Total Chemical Products 6 49 353 408 Technical Polymers Ticona 137 137 Acetate Products 117 117 Performance Products 41 41 Other 11 (40) (29) Total 137 164 60 353 (40) 674 1Excludes Operating EBITDA from the oxo alcohol business which was discontinued in 2007. Previous Reporting Segments New Reporting Segments